Exhibit 99.2

CONSENT OF PROSPECTIVE DIRECTOR

In connection with the filing by TE Connectivity plc of the Registration Statement on Form S-4 (the “Registration Statement”) with the Securities and Exchange Commission under the Securities Act of 1933, as amended (the “Securities Act”), I hereby consent, pursuant to Rule 438 promulgated under the Securities Act, to being named in the Registration Statement and any prospectus and/or proxy statement contained therein and any amendments and supplements thereto, as an individual who will become a director of TE Connectivity plc effective on or about the completion of the merger as described in the Registration Statement. I also consents to the filing of this consent as an exhibit to the Registration Statement and any amendments or supplements thereto.

Date:	March 18, 2024	/s/ Terrence R. Curtin
Terrence R. Curtin

CONSENT OF PROSPECTIVE DIRECTOR

In connection with the filing by TE Connectivity plc of the Registration Statement on Form S-4 (the “Registration Statement”) with the Securities and Exchange Commission under the Securities Act of 1933, as amended (the “Securities Act”), I hereby consent, pursuant to Rule 438 promulgated under the Securities Act, to being named in the Registration Statement and any prospectus and/or proxy statement contained therein and any amendments and supplements thereto, as an individual who will become a director of TE Connectivity plc effective on or about the completion of the merger as described in the Registration Statement. I also consents to the filing of this consent as an exhibit to the Registration Statement and any amendments or supplements thereto.

Date:	March 18, 2024	/s/ Jean-Pierre Clamadieu
Jean-Pierre Clamadieu

CONSENT OF PROSPECTIVE DIRECTOR

In connection with the filing by TE Connectivity plc of the Registration Statement on Form S-4 (the “Registration Statement”) with the Securities and Exchange Commission under the Securities Act of 1933, as amended (the “Securities Act”), I hereby consent, pursuant to Rule 438 promulgated under the Securities Act, to being named in the Registration Statement and any prospectus and/or proxy statement contained therein and any amendments and supplements thereto, as an individual who will become a director of TE Connectivity plc effective on or about the completion of the merger as described in the Registration Statement. I also consents to the filing of this consent as an exhibit to the Registration Statement and any amendments or supplements thereto.

Date:	March 18, 2024	/s/ Carol A. Davidson
Carol A. Davidson

CONSENT OF PROSPECTIVE DIRECTOR

In connection with the filing by TE Connectivity plc of the Registration Statement on Form S-4 (the “Registration Statement”) with the Securities and Exchange Commission under the Securities Act of 1933, as amended (the “Securities Act”), I hereby consent, pursuant to Rule 438 promulgated under the Securities Act, to being named in the Registration Statement and any prospectus and/or proxy statement contained therein and any amendments and supplements thereto, as an individual who will become a director of TE Connectivity plc effective on or about the completion of the merger as described in the Registration Statement. I also consents to the filing of this consent as an exhibit to the Registration Statement and any amendments or supplements thereto.

Date:	March 18, 2024	/s/ Lynn A. Dugle
Lynn A. Dugle

CONSENT OF PROSPECTIVE DIRECTOR

In connection with the filing by TE Connectivity plc of the Registration Statement on Form S-4 (the “Registration Statement”) with the Securities and Exchange Commission under the Securities Act of 1933, as amended (the “Securities Act”), I hereby consent, pursuant to Rule 438 promulgated under the Securities Act, to being named in the Registration Statement and any prospectus and/or proxy statement contained therein and any amendments and supplements thereto, as an individual who will become a director of TE Connectivity plc effective on or about the completion of the merger as described in the Registration Statement. I also consents to the filing of this consent as an exhibit to the Registration Statement and any amendments or supplements thereto.

Date:	March 18, 2024	/s/ William A. Jeffrey
William A. Jeffrey

CONSENT OF PROSPECTIVE DIRECTOR

In connection with the filing by TE Connectivity plc of the Registration Statement on Form S-4 (the “Registration Statement”) with the Securities and Exchange Commission under the Securities Act of 1933, as amended (the “Securities Act”), I hereby consent, pursuant to Rule 438 promulgated under the Securities Act, to being named in the Registration Statement and any prospectus and/or proxy statement contained therein and any amendments and supplements thereto, as an individual who will become a director of TE Connectivity plc effective on or about the completion of the merger as described in the Registration Statement. I also consents to the filing of this consent as an exhibit to the Registration Statement and any amendments or supplements thereto.

Date:	March 18, 2024	/s/ Syaru Shirley Lin
Syaru Shirley Lin

CONSENT OF PROSPECTIVE DIRECTOR

In connection with the filing by TE Connectivity plc of the Registration Statement on Form S-4 (the “Registration Statement”) with the Securities and Exchange Commission under the Securities Act of 1933, as amended (the “Securities Act”), I hereby consent, pursuant to Rule 438 promulgated under the Securities Act, to being named in the Registration Statement and any prospectus and/or proxy statement contained therein and any amendments and supplements thereto, as an individual who will become a director of TE Connectivity plc effective on or about the completion of the merger as described in the Registration Statement. I also consents to the filing of this consent as an exhibit to the Registration Statement and any amendments or supplements thereto.

Date:	March 18, 2024	/s/ Heath Mitts
Heath Mitts

CONSENT OF PROSPECTIVE DIRECTOR

In connection with the filing by TE Connectivity plc of the Registration Statement on Form S-4 (the “Registration Statement”) with the Securities and Exchange Commission under the Securities Act of 1933, as amended (the “Securities Act”), I hereby consent, pursuant to Rule 438 promulgated under the Securities Act, to being named in the Registration Statement and any prospectus and/or proxy statement contained therein and any amendments and supplements thereto, as an individual who will become a director of TE Connectivity plc effective on or about the completion of the merger as described in the Registration Statement. I also consents to the filing of this consent as an exhibit to the Registration Statement and any amendments or supplements thereto.

Date:	March 18, 2024	/s/ Abhijit Y. Talwalkar
Abhijit Y. Talwalkar

CONSENT OF PROSPECTIVE DIRECTOR

In connection with the filing by TE Connectivity plc of the Registration Statement on Form S-4 (the “Registration Statement”) with the Securities and Exchange Commission under the Securities Act of 1933, as amended (the “Securities Act”), I hereby consent, pursuant to Rule 438 promulgated under the Securities Act, to being named in the Registration Statement and any prospectus and/or proxy statement contained therein and any amendments and supplements thereto, as an individual who will become a director of TE Connectivity plc effective on or about the completion of the merger as described in the Registration Statement. I also consents to the filing of this consent as an exhibit to the Registration Statement and any amendments or supplements thereto.

Date:	March 18, 2024	/s/ Mark Trudeau
Mark Trudeau

CONSENT OF PROSPECTIVE DIRECTOR

In connection with the filing by TE Connectivity plc of the Registration Statement on Form S-4 (the “Registration Statement”) with the Securities and Exchange Commission under the Securities Act of 1933, as amended (the “Securities Act”), I hereby consent, pursuant to Rule 438 promulgated under the Securities Act, to being named in the Registration Statement and any prospectus and/or proxy statement contained therein and any amendments and supplements thereto, as an individual who will become a director of TE Connectivity plc effective on or about the completion of the merger as described in the Registration Statement. I also consents to the filing of this consent as an exhibit to the Registration Statement and any amendments or supplements thereto.

Date:	March 18, 2024	/s/ Dawn C. Willoughby
Dawn C. Willoughby

CONSENT OF PROSPECTIVE DIRECTOR

In connection with the filing by TE Connectivity plc of the Registration Statement on Form S-4 (the “Registration Statement”) with the Securities and Exchange Commission under the Securities Act of 1933, as amended (the “Securities Act”), I hereby consent, pursuant to Rule 438 promulgated under the Securities Act, to being named in the Registration Statement and any prospectus and/or proxy statement contained therein and any amendments and supplements thereto, as an individual who will become a director of TE Connectivity plc effective on or about the completion of the merger as described in the Registration Statement. I also consents to the filing of this consent as an exhibit to the Registration Statement and any amendments or supplements thereto.

Date:	March 18, 2024	/s/ Laura H. Wright
Laura H. Wright